EXHIBIT 10.26

AMENDMENT NO. 2 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment Agreement”) is made and entered into as of December 31, 2007 by and among COGDELL SPENCER LP, a Delaware limited partnership (“Borrower”), COGDELL SPENCER INC., a Maryland corporation (“CSI”), EACH SUBSIDIARY OF THE BORROWER PARTY TO THE GUARANTY (together with CSI, collectively, the “Guarantors” and individually, each a “Guarantor”), EACH LENDER SIGNATORY HERETO (collectively, the “Lenders” and individually, each a “Lender”), and BANK OF AMERICA, N.A., as the administrative agent for the Lenders (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer.

WITNESSETH:

WHEREAS, the Administrative Agent, the Lenders party thereto, the Borrower and CSI have entered into that certain Credit Agreement dated as of November 1, 2005 (as amended by that certain Amendment No. 1 to Credit Agreement and Waiver dated as of August 23, 2006, and as hereby and from time to time amended, restated, amended and restated, extended, supplemented, modified or replaced, the “Credit Agreement”; capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders have agreed to make and have made available to the Borrower a revolving credit facility in a maximum aggregate principal amount of $130,000,000 (subject to increase pursuant to Section 2.14 of the Credit Agreement); and

WHEREAS, each of the Guarantors has entered into the Facility Guaranty pursuant to which it has guaranteed the payment and performance of the obligations of the Borrower under the Credit Agreement and the other Loan Documents; and

WHEREAS, the Borrower has requested that a certain financial covenant in Section 7.12 of the Credit Agreement be amended, in the manner set forth herein, and the Administrative Agent and the Lenders, subject to the terms and conditions contained herein, are willing to effect such amendment on the terms and conditions contained in this Amendment Agreement;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.  Amendment to Credit Agreement.  Subject to the terms and conditions set forth herein, Section 7.12(c) of the Credit Agreement is hereby amended to restate such subsection in its entirety to read as follows:

“(c) Consolidated Secured Indebtedness to Consolidated Total Asset Value Ratio.  Maintain at all times a ratio of Consolidated Secured Indebtedness to Consolidated Total Asset Value not more than (i) 0.50:1.0 from the Closing Date through and including June 30, 2007, (ii) 0.40:1.0 from July 1, 2007 through and including September 30, 2007, (iii) 0.50:1.0 from October 1, 2007 through and including December 31, 2007, and (iv) 0.40:1.0 from January 1, 2008 and continuing thereafter. This ratio will be calculated at the end of each reporting period for which this Agreement requires delivery of financial statements, using the results of the four consecutive fiscal quarter period of CSI ending with that reporting period.”

2.  Consent of the Guarantors.  Each Guarantor hereby consents, acknowledges and agrees to the amendment set forth herein, and hereby confirms, reaffirms and ratifies in all respects the Facility Guaranty to which such Guarantor is a party (including without limitation the continuation of such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment Agreement and the amendment contemplated hereby) and the enforceability of such Facility Guaranty against such Guarantor in accordance with its terms.

3.  Full Force and Effect of Credit Agreement.  Except as hereby specifically amended, modified, supplemented or waived, each party hereto hereby acknowledges and agrees that the Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

4.  Representations and Warranties.  In order to induce the Administrative Agent and the Lenders to enter into this Amendment Agreement, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a) The representations and warranties of the Borrower and each Loan Party contained in contained in Article VI of the Credit Agreement or any other Loan Document or in any document furnished at any time under or in connection with the Credit Agreement or any other Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 7.01 of the Credit Agreement;

(b) The Persons appearing as Guarantors on the signature pages to this Amendment Agreement constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Material Subsidiaries or were otherwise required to become Guarantors after the Closing Date, and each of such Persons has become and remains a party to the applicable Facility Guaranty as a Guarantor;

(c) This Amendment Agreement has been duly authorized, executed and delivered by the Borrower and Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(d) No Default or Event of Default exists either before or after giving effect to this Amendment Agreement.

5.  Conditions to Effectiveness.  The effectiveness of this Amendment Agreement and the amendment to the Credit Agreement provided herein are subject to the satisfaction of the following conditions precedent:

(a) receipt by the Administrative Agent of counterparts of this Amendment Agreement, duly executed by the Borrower, each Guarantor, the Administrative Agent and the Lenders, sufficient in number for distribution to the parties hereto;

(b) payment of (i) all reasonable out of pocket fees and expenses to date of counsel to the Administrative Agent incurred in connection with the Credit Agreement and the other Loan Documents and the execution and delivery of this Amendment Agreement to the extent invoiced prior to the date hereof; (ii) an upfront fee to each Lender, for the account of each such Lender, paid to the Administrative Agent, equal to $50,000 multiplied by each such Lender’s Applicable Percentage as of the date hereof; and (iii) any other fees separately agreed to be paid in connection herewith; and

(c) such other documents, instruments, certificates, undertakings and further assurances and other matters as reasonably requested by the Administrative Agent.

Upon satisfaction of the conditions set forth in this Section 5, this Amendment Agreement shall be effective as of the date hereof.

6.  Counterparts.  This Amendment Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment Agreement by telecopy or electronic format (including .pdf) shall be effective as delivery of a manually executed original counterpart of this Amendment Agreement.

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7.  Entire Agreement.  This Amendment Agreement, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and none of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except in writing in accordance with Section 11.01 of the Credit Agreement.

8.  Governing Law.  This Amendment Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, and shall be further subject to the provisions of Sections 11.14 and 11.15 of the Credit Agreement.

9.  Enforceability.  Should any one or more of the provisions of this Amendment Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

10.  Successors and Assigns.  This Amendment Agreement shall be binding upon and inure to the benefit of the Borrower, Administrative Agent and each of the Guarantors and Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 11.06 of the Credit Agreement.

11.  Expenses.  Without limiting the provisions of Section 11.04 of the Credit Agreement, the Borrower agree to pay all reasonable out of pocket costs and expenses (including without limitation reasonable legal fees and expenses) incurred before or after the date hereof by the Administrative Agent and its Affiliates in connection with the preparation, negotiation, execution, delivery and administration of this Amendment Agreement.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed as of the date first above written.

BORROWER:

COGDELL SPENCER LP, as Borrower

By: CS Business Trust I, its General Partner

By:	/s/ Frank C. Spencer
Name:     Frank C. Spencer

Title:	President

GUARANTORS:

COGDELL SPENCER INC.

By:	/s/ Frank C. Spencer
Name:     Frank C. Spencer

Title:	Chief Executive Officer and President

CS BUSINESS TRUST I

By:	/s/ Charles M. Handy
Name:     Charles M. Handy

Title:	Secretary and Treasurer

CS BUSINESS TRUST II

By:	/s/ Charles M. Handy
Name:     Charles M. Handy

Title:	Secretary and Treasurer

Cogdell Spencer LP
Amendment No. 2 to Credit Agreement
Signature Page

COGDELL SPENCER ADVISORS, LLC

By:	/s/ Charles M. Handy
Name:     Charles M. Handy

Title:	Authorized Signatory

AUGUSTA MEDICAL PARTNERS, LLC

By:	Cogdell Spencer Advisors Management, LLC, its managing member

By:	/s/ Charles M. Handy
Name:     Charles M. Handy

Title:	Authorized Signatory

EAST JEFFERSON MEDICAL SPECIALTY BUILDING LIMITED PARTNERSHIP

By:	Cogdell Spencer Advisors Management, LLC, its general partner

By:	/s/ Charles M. Handy
Name:     Charles M. Handy

Title:	Authorized Signatory

Cogdell Spencer LP
Amendment No. 2 to Credit Agreement
Signature Page

CABARRUS POB, LLC

By:	Cogdell Spencer Advisors Management, LLC, its managing member

By:	/s/ Charles M. Handy
Name:     Charles M. Handy

Title:	Authorized Signatory

COGDELL INVESTORS (BIRKDALE II), LLC

By:	Cogdell Spencer Advisors Management, LLC, its managing member

By:	/s/ Charles M. Handy
Name:     Charles M. Handy

Title:	Authorized Signatory

COGDELL INVESTORS (MALLARD), LLC

By:	Cogdell Spencer Advisors Management, LLC, its managing member

By:	/s/ Charles M. Handy
Name:     Charles M. Handy

Title:	Authorized Signatory

Cogdell Spencer LP
Amendment No. 2 to Credit Agreement
Signature Page

COPPERFIELD MOB, LLC

By:	Cogdell Spencer Advisors Management, LLC, its managing member

By:	/s/ Charles M. Handy
Name:     Charles M. Handy

Title:	Authorized Signatory

EAST ROCKY MOUNT KIDNEY CENTER ASSOCIATES, LLC

By:	Cogdell Spencer Advisors Management, LLC, its managing member

By:	/s/ Charles M. Handy
Name:     Charles M. Handy

Title:	Authorized Signatory

FRANCISCAN DEVELOPMENT COMPANY, LLC

By:	Cogdell Spencer Advisors Management, LLC, its managing member

By:	/s/ Charles M. Handy
Name:     Charles M. Handy

Title:	Authorized Signatory

Cogdell Spencer LP
Amendment No. 2 to Credit Agreement
Signature Page

MEDICAL INVESTORS III, LLC

By:	Cogdell Spencer Advisors Management, LLC, its managing member

By:	/s/ Charles M. Handy
Name:     Charles M. Handy

Title:	Authorized Signatory

200 ANDREWS, LLC

By:	Cogdell Spencer Advisors Management, LLC, its managing member

By:	/s/ Charles M. Handy
Name:     Charles M. Handy

Title:	Authorized Signatory

VERDUGO MOB, LP

By:	Verdugo Management, LLC, its managing member

By:	/s/ Charles M. Handy
Name:     Charles M. Handy

Title:	Authorized Signatory

Cogdell Spencer LP
Amendment No. 2 to Credit Agreement
Signature Page

WEST MEDICAL OFFICE I, LLC

By:	Cogdell Spencer Advisors Management, LLC, its managing member

By:	/s/ Charles M. Handy
Name:     Charles M. Handy

Title:	Authorized Signatory

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Scott McClintock
Name:     Scott McClintock

Title:	Senior Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Scott McClintock
Name:     Scott McClintock

Title:	Senior Vice President

CITICORP NORTH AMERICA, INC., as a Lender

By:	/s/ Michael Chlopak
Name:     Michael Chlopak

Title:	Managing Director

Cogdell Spencer LP
Amendment No. 2 to Credit Agreement
Signature Page

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ H. Wright Uzzell, Jr.
Name:     H. Wright Uzzell, Jr.

Title:	Senior Vice President

Cogdell Spencer LP
Amendment No. 2 to Credit Agreement
Signature Page